ACQUISITION OF GOLD STANDARD VENTURES CORP.	12 Months Ended
Dec. 31, 2022
ACQUISITION OF GOLD STANDARD VENTURES CORP.
ACQUISITION OF GOLD STANDARD VENTURES CORP.

13.ACQUISITION OF GOLD STANDARD VENTURES CORP.

On August 12, 2022, the Company completed the acquisition of Gold Standard Ventures Corp (“Gold Standard”) through a plan of arrangement (the “Transaction”). On closing of the Transaction, shareholders of Gold Standard received 0.1193 (“Exchange Ratio”) Orla shares plus C$0.0001 cash per each Gold Standard share. This resulted in total cash consideration paid of $28,000 and the issuance of 43,688,556 Orla common shares to Gold Standard shareholders. Gold Standard stock options that were outstanding at August 12, 2022 were exchanged for stock options to acquire Orla shares (“Replacement Options”) at the Exchange Ratio, resulting in the issuance of 1,758,334 Replacement Options. We accounted for this acquisition as a purchase of assets. Accordingly, we allocated the sum of consideration paid and transaction costs incurred to the net assets acquired based on relative fair values.

The purchase consideration was calculated as follows:

Cash consideration	$28
Estimated fair value of 43,688,556 common shares issued by the Company	149,363
Estimated fair value of 1,758,334 Replacement Options issued by the Company	1,647
Transaction costs	3,030
Total purchase price	$154,068

Assets acquired and liabilities assumed:

Cash and cash equivalents	$1,821
Restricted cash (pursuant to environmental bonding)	2,704
Receivables and other assets	2,170
Right of use assets	117
Trade and other payables	(3,524)
Lease liabilities	(117)
Asset retirement obligations	(1,603)
Deferred revenue	(7,500)
Subtotal	(5,932)
Mineral properties – Nevada – South Railroad Project	146,000
Mineral properties – Nevada – Lewis Project	14,000
Total assets acquired and liabilities assumed, net	$154,068

The fair value of Orla common shares issued was determined using the Company’s share price of C$4.36 on the date of closing of the Transaction and the exchange rate of 1.2741 CAD/USD.

Each Replacement Option gives the holder rights to acquire common shares of the Company. The exercise price of the Replacement Options was determined by dividing the exercise price of the Gold Standard stock options by the Exchange Ratio. The full option value of the Replacement Options was accounted for as consideration, and no future compensation expense will be recorded with respect to the Replacement Options.

The fair value of the Replacement Options was determined using the Black-Scholes option pricing model using the following assumptions:

Exercise price – various prices ranging from C$4.78 to C$18.87; Share price at issuance date – C$4.36;

Expected volatility – 45%; Expected life – 1.9 years; Risk free interest rate – 3.3% and expected dividends – nil.

On issuance, the weighted average fair value of the Replacement Options was C$0.58.

In 2020, prior to acquisition by Orla, Gold Standard had entered into a silver streaming arrangement (“Silver Stream”) whereby an investor had made an upfront cash payment of $2,000,000, pursuant to which Gold Standard agreed to deliver to the investor 100% of the silver production from the potential South Railroad mine over the life of that mine. The investor agreed to pay an ongoing cash purchase price equal to 15% of the prevailing silver price at the time of delivery. The upfront payment for the Silver Stream had been accounted for as deferred revenue by Gold Standard. Upon our acquisition of Gold Standard, we recognized an estimated fair value of $7,500,000 for this Silver Stream using a discount rate of 6.5%. This deferred revenue will be credited to future silver sales as that revenue is recognized.